                                                                      Exhibit 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (the "Company") does hereby constitute and appoint DAVID R. WHITWAM, JEFF M. FETTIG, and DANIEL F. HOPP, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company, the Whirlpool Corporation 2000 Omnibus Stock and Incentive Plan (referred to as the "Plan"), or any of them, to comply with the Securities Act of 1933, as amended, (the "Securities Act") and any requirements of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of

          (a) 3,500,000 shares of common stock of the Company which may be offered or delivered to participants in the Plan; and

          (b) interests in the Plan which may be offered to employees of the Company and its subsidiaries,

including specifically, but without limitation of the general authority hereby granted, the power of authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature:

          (i) to the registration statements, or any amendments, post-effective amendments, deregistrations or papers supplemental thereto, to be filed in respect of said shares of common stock of the Company and said interests in the Plan, and to the prospectuses or any amendments, supplements or revisions thereof, to be filed with said registration statements or with any amendments or post-effective amendments to said registration statements;

          (ii) to any amendments or post-effective amendments or deregistrations as shall be necessary or appropriate to any registration statements heretofore filed under said Securities Act with respect to shares of common stock of the Company and interests in said Plan;

          (iii) to said prospectuses or any amendments, supplements or revisions thereof to be filed with any registration statements (or with any amendments or post-effective amendments thereto) heretofore filed under said Securities Act with respect to shares of common stock of the Company and interests in said Plan; and each of the undersigned does hereby fully ratify and confirm all that said attorney and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 18/th/ day of April, 2000.

               Name                                         Title


 /s/ David R. Whitwam                        Director, Chairman of the Board and
--------------------------------------
David R. Whitwam                             Chief Executive Officer
                                             (Principal Executive Officer)


 /s/ Jeff M. Fettig                          Director, President and Chief
--------------------------------------
Jeff M. Fettig                               Operating Officer
                                             (Principal Operating Officer)


 /s/ Mark E. Brown                           Executive Vice President and
--------------------------------------
Mark E. Brown                                Chief Financial Officer
                                             (Principal Financial Officer)


 /s/ Betty A. Beaty                          Vice President and Controller
--------------------------------------
Betty A. Beaty                               (Principal Accounting Officer)


/s/ Herman Cain                              Director
--------------------------------------
Herman Cain


 /s/ Gary T. DiCamillo                       Director
---------------------------------------
Gary T. DiCamillo


/s/ Allan D. Gilmour                         Director
---------------------------------------
Allan D. Gilmour


 /s/ Kathleen J. Hempel                      Director
---------------------------------------
Kathleen J. Hempel

 /s/ James M. Kilts                          Director
---------------------------------------
James M. Kilts


/s/ Miles L. Marsh                           Director
---------------------------------------
Miles L. Marsh


 /s/ Philip L. Smith                         Director
---------------------------------------
Philip L. Smith


 /s/ Paul G. Stern                           Director
---------------------------------------
Paul G. Stern


 /s/Janice D. Stoney                         Director
---------------------------------------
Janice D. Stoney